--------------------------------------------------------------------------------
                  THE BLACKROCK MUNICIPAL TARGET TERMTRUSTINC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                   July 31, 1997



Dear Trust Shareholder:

      After experiencing higher interest rates in the face of a resilient stock market and stronger economic growth for the first few months of 1997, bond investors were comforted by more moderate economic data released during the second quarter which allowed the bond market to recapture some of its losses.

      Our outlook for the bond market is cautiously optimistic. Over the short term, we believe that the recent rally may continue, since inflation news has been positive and U.S. securities appear cheap relative to their global counterparts. Additionally, Fed Chairman Greenspan appears to be comfortable allowing the economy to expand in the absence of rising inflationary pressures. Thus, we do not foresee another tightening in the immediate future in the absence of a visible inflation shock. However, recent wage increases, the buoyant stock market and record levels of consumer confidence could lead to stronger consumer spending and overall economic growth in the third quarter. Therefore, an uninterrupted decline in yields is by no means a certainty.

      This report provides the Trust's portfolio managers an opportunity to provide you with detailed market commentary and to review the major investment themes of the portfolio over the past six months. We hope that you find this report informative and look forward to serving your financial needs in the future.


Sincerely,




/s/ Laurence D. Fink                              /s/ Ralph L. Schlosstein
--------------------------                        -----------------------------
    Laurence D. Fink                                  Ralph L. Schlosstein
    Chairman                                          President

                                                                   July 31, 1997



Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Municipal Target Term Trust Inc. ("the Trust") for the six months ended June 30, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMN". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2006, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and net asset value over the period:

                              -----------------------------------------------------------
                                  6/30/97      12/31/96     CHANGE       HIGH       LOW
-----------------------------------------------------------------------------------------
  STOCK PRICE                     $10.50        $10.25       2.44%      $10.75    $10.125
-----------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)           $10.97        $10.96       0.09%      $11.07    $10.73
-----------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The strong economic growth witnessed during the fourth quarter of 1996 spilled over into the first quarter of 1997. Although inflationary measures such as commodity, producer and consumer prices remained relatively stable, labor markets continued to strengthen. In an effort to subdue this growth, the Federal Reserve raised the Federal funds rate by 25 basis points at their March 25, 1997 policy meeting as a pre-emptive strike against inflation.

      After expanding at a blistering pace of 5.9% during the first quarter, the U.S. economy's growth rate slowed in the second quarter of 1997. Signs of an economic slowdown were prevalent in a broad range of industrial and consumer indicators, including lower factory orders, decreased consumer spending, and higher inventories. In addition, inflationary forces remained benign according to year-over-year comparisons for the consumer and producer indices. These indicators allowed the Federal Reserve to maintain interest rate levels at their May 20, 1997 and July 2, 1997 policy meetings and wait for more definite signs of inflation before increasing interest rates.

      Short-to-intermediate maturity municipals underperformed Treasury equivalents during the first quarter, despite the historically favorable interest rate environment. Issuance of municipal debt declined almost 10% during the first quarter 1997 from first quarter 1996 due to the higher interest rate environment. Municipal bonds performed reasonably well during the second quarter, despite a strong rally in the Treasury market. With nearly $60 billion worth of municipal issues maturing in June and July, strong investor demand came from both individuals and institutions seeking to reinvest their principal back into the market. New municipal deals were heavily oversubscribed during the second quarter, with a manageable supply of new issues coming to the market. For the six month period ended June 30, 1997, municipal bonds as measured by the LEHMAN BROTHERS MUNICIPAL INDEX slightly outperformed their taxable counterparts (LEHMAN BROTHERS AGGREGATE INDEX) with a total return of 3.20% vs. 3.11%.

      Looking forward, a number of distractions may impede further yield spread tightening in the municipal market, including potential tax reforms and the strong rallies in the Treasury and stock markets. BlackRock believes that municipals are currently trading at historically rich ratios versus Treasuries. We remain focused on shorter maturity securities until the market provides further guidance on the direction of interest rates, or the supply/demand characteristics of the market are altered.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Over the past six months, there has been relatively little trading activity in the Trust, due to price appreciation of a majority of securities in the portfolio above the prices at which they were bought. A bond sold at a gain would result in the Trust realizing a capital gain, which may require a taxable distribution to shareholders. Since one of the Trust's primary investment objectives is to pay out tax-exempt income, we believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent strategy at this time.

      The following chart compares the Trust's current and December 31, 1996 asset composition:

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
   SECTOR                                 JUNE 30, 1997    DECEMBER 31, 1996
--------------------------------------------------------------------------------
   City, County and State                      23%                  22%
--------------------------------------------------------------------------------
   Hospital                                    15%                  15%
--------------------------------------------------------------------------------
   Transportation                              14%                  14%
--------------------------------------------------------------------------------
   Tax Revenue                                 11%                  13%
--------------------------------------------------------------------------------
   Water & Sewer                               10%                  10%
--------------------------------------------------------------------------------
   Utility/Power                                8%                   8%
--------------------------------------------------------------------------------
   Lease Revenue                                7%                   7%
--------------------------------------------------------------------------------
   Education                                    4%                   4%
--------------------------------------------------------------------------------
   Building                                     2%                   2%
--------------------------------------------------------------------------------
   Pollution Control/Resource Recovery          2%                   2%
--------------------------------------------------------------------------------
   Other                                        4%                   3%
--------------------------------------------------------------------------------

      Additionally, the Trust employs leverage to enhance its income by paying the Trust's preferred shareholders short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The Trust's ability to pay high monthly income may be affected by the profitability of its leverage. The Federal Reserve's 25 basis point (0.25%) increase in the Fed funds target rate on March 25, 1997 resulted in a modest increase in the Trust's borrowing costs; however, we do not believe that one increase in short term interest rates will negatively impact the Trust's long-term income earning ability.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Municipal Target Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,




/s/ Robert S. Kapito                 /s/ Kevin Klingert
----------------------------         --------------------------
    Robert S. Kapito                     Kevin Klingert
    Vice Chairman and Portfolio Manager Managing Director and Portfolio Manager BlackRock Financial Management, Inc. BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                 BMN
--------------------------------------------------------------------------------
   Initial Offering Date:                                     September 27, 1991
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/97:                               $10.50
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/97:                                   $10.97
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/97 ($10.50)1:              5.86%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Common Share:2                  $ 0.05125
--------------------------------------------------------------------------------
   Current Annualized Distribution per Common Share:2               $ 0.6150
--------------------------------------------------------------------------------

1Yield on Closing Stock Price is  calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2Distribution is not constant and is subject to change.

----------------------------------------------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                            OPTION
            AMOUNT                                                                               CALL          VALUE
  RATING*    (000)                                 DESCRIPTION                               PROVISIONS++    (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--143.9%
                     ALABAMA--1.0%
                     Hoover Brd. of Ed. Spl. Tax. Wts., G.O., AMBAC,
AA         $ 1,700      6.50%, 2/01/01+ ................................................   No Opt. Call    $ 1,842,460
AAA          1,815      6.60%, 2/01/01+ ................................................   No Opt. Call      1,973,050
AAA          1,025      6.625%, 2/01/01+ ...............................................   No Opt. Call      1,115,098
                                                                                                           -----------
                                                                                                             4,930,608
                                                                                                           -----------
                     ALASKA--3.9%
AAA          7,500   Anchorage Elec. Util. Rev., 7.125%, 6/01/06, MBIA .................    6/99 at 102      8,008,275
AAA          4,845   Fairbanks Mun. Util. Auth. Rev., Ser. A, 7.10%, 1/01/05, AMBAC ....    1/99 at 102      5,112,105
AAA          9,000   No. Slope Boro., Ser. B, Zero Coupon, 6/30/04, FSA ................   No Opt. Call      6,352,200
                                                                                                           -----------
                                                                                                            19,472,580
                                                                                                           -----------
                     ARIZONA--1.1%
AAA          5,010   Tucson Bus. Dev. Fin. Corp. Lease Rev., 6.25%, 7/01/06, FGIC ......    7/02 at 102      5,397,323
                                                                                                           -----------
                     CALIFORNIA--4.5%
AAA          6,000   California St., G.O., 6.30%, 9/01/06, AMBAC .......................   No Opt. Call      6,709,440
AAA          1,910   California St., Pub. Wrks. Rev., Ser. A, 6.20%, 12/01/06, AMBAC ...   12/02 at 102      2,065,073
AAA          4,000   Glendale Hosp. Rev., Adventist Hlth. Ctr., Ser. A, 6.50%, 3/01/07,
                        MBIA ...........................................................    3/01 at 102      4,295,520
                     Los Angeles Wst. Wtr. Sys. Rev., MBIA,
AAA          5,570      5.625%, 6/01/07 ................................................    6/03 at 102      5,832,403
AAA          3,320      Ser. D, 6.60%, 12/01/06 ........................................   12/00 at 102      3,580,819
                                                                                                           -----------
                                                                                                            22,483,255
                                                                                                           -----------
                     COLORADO--2.0%
                     Denver City & Cnty. Wtr. Brd. Rev., C.O.P., FGIC,
AAA          3,410      6.50%, 11/15/05 ................................................   11/01 at 101      3,673,082
AAA          1,875      6.60%, 11/15/06 ................................................   11/01 at 101      2,023,125
AAA          3,865      6.625%, 11/15/07 ...............................................   11/01 at 101      4,166,199
                                                                                                           -----------
                                                                                                             9,862,406
                                                                                                           -----------
                     DISTRICT OF COLUMBIA--1.7%
AAA          8,250   District of Columbia, G.O., Ser. B, 5.90%, 6/01/06, MBIA ..........    6/04 at 102      8,695,005
                                                                                                           -----------
                     FLORIDA--13.1%
                     Florida St. Div. Bd. Fin. Dept. Gen. Svcs. Rev.
                       (Dept. Nat. Res. & Pres.),
AAA          7,000      6.45%, 7/01/07, MBIA ...........................................    7/01 at 101      7,518,000
AAA          6,975      6.75%, 7/01/07, AMBAC ..........................................    7/01 at 102      7,627,441
AAA          2,190   Florida St. Sunshine Skyway Rev., 6.60%, 7/01/07, MBIA ............    7/01 at 101      2,368,069
                     Greater Orlando Aviation Auth., Arpt. Facs. Rev., Ser. B, FGIC,
AAA          4,760      6.55%, 10/01/06 ................................................    9/04 at 102      5,261,466
AAA          5,070      6.55%, 10/01/07 ................................................   10/02 at 102      5,591,602
AAA          3,155   Gulf Breeze, Local Gov't., Ln. Pkg. Rev., 7.70%, 12/01/15, FGIC ...   12/99 at 102      3,375,598
AAA          2,650   Jacksonville Hlth. Facs. Auth. Rev., Mem. Med. Ctr., Ser. A,
                        6.625%, 11/01/01+, MBIA ........................................   No Opt. Call      2,899,285
AAA          7,500   Jacksonville Hosp. Rev., Univ. Med. Ctr. Inc. Proj.,
                        6.50%, 2/01/07, CONNIE LEE......................................    2/02 at 102      8,100,375
AAA          4,000   Kissimmee Util. Auth. Rev., Elec. Sply., 6.70%, 10/01/07, MBIA ....   10/97 at 102      4,103,880
AAA          2,000   No. Broward Hosp. Rev., 6.50%, 1/01/02+, MBIA .....................    No Opt.Call      2,193,000
AAA         10,645   Orange Cnty., Tourist Dev. Tax Rev., Ser. A,
                        6.375%, 10/01/06, AMBAC ........................................   10/02 at 102     11,654,359
AAA          2,570   Tampa Auth. Rev., St. Joseph Hlth. Ctr., 6.70%, 12/01/07, MBIA ....   12/01 at 102      2,813,302
AAA          1,600   Tampa Util. Tax & Spec. Rev., 6.80%, 10/01/06, AMBAC ..............   10/01 at 102      1,755,296
                                                                                                           -----------
                                                                                                            65,261,673
                                                                                                           -----------
                                                 See Notes to Financial Statements.

                                                                  5

----------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                            OPTION
            AMOUNT                                                                               CALL          VALUE
  RATING*    (000)                                 DESCRIPTION                               PROVISIONS++    (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     GEORGIA--0.4%
AAA        $ 1,990   Burke Cnty. Dev. Auth. Poll. Ctrl. Rev., Oglethorpe Pwr. Corp.,
                        Ser. B, 6.45%, 1/01/05, MBIA ...................................    1/04 at 101    $ 2,167,687
                                                                                                           -----------
                     ILLINOIS--14.7%
AAA          4,930   Alton Hlth. Facs. Rev., Rfdg. & Impt., Christian Hlth. Ctr.,
                        7.00%, 2/15/01+, FGIC ..........................................   No Opt. Call      5,427,683
                     Chicago Cent. Pub. Library, G.O., AMBAC,
AAA          1,800      Ser. A, 6.75%, 1/01/07 .........................................    4/02 at 102      1,975,284
AAA          1,600      Ser. C, 6.75%, 1/01/07 .........................................    4/02 at 102      1,755,808
AAA          5,555   Cook Cnty., Ser. A, 6.40%, 11/15/02+, MBIA ........................   No Opt. Call      6,123,554
AAA          1,775   Cook Cnty. Cmnty. Sch. Dist., G.O., Ser. A, 6.375%, 1/01/02+, FGIC.   No Opt. Call      1,904,575
                     Illinois Hlth. Facs. Auth. Rev.,
AAA          3,300      Elmhurst Mem. Hosp., 6.60%, 1/01/07, FGIC ......................    1/02 at 102      3,563,076
AAA         14,585      Sisters Svcs., Inc., Ser. C, 6.625%, 6/01/06, MBIA .............    6/02 at 102     15,868,918
                     Illinois Regl. Trans. Auth. Rev., Ser. A, FGIC,
AAA          2,780      6.55%, 11/01/06 ................................................   11/01 at 102      3,015,327
AAA          6,125      6.625%,11/01/08 ................................................   11/01 at 102      6,641,215
AAA          8,725   Illinois St., G.O., 6.40%, 12/15/07, AMBAC ........................   12/01 at 102      9,372,046
                     Illinois St. Sales Tax Rev., Ser. O,
AAA          5,900      Zero Coupon, 6/15/07 ...........................................   No Opt. Call      3,481,649
AAA          5,635      Zero Coupon, 6/15/08 ...........................................   No Opt. Call      3,137,061
AAA          6,000      6.50%, 6/15/06 .................................................    6/01 at 102      6,484,860
AAA          2,000      6.60%, 6/15/08 .................................................    6/01 at 102      2,167,260
AAA          2,000   Will Cnty. Cmnty. Sch. Dist. Rev., 7.05%, 12/01/08, AMBAC .........   No Opt. Call      2,348,720
                                                                                                           -----------
                                                                                                            73,267,036
                                                                                                           -----------
                     INDIANA--2.7%
AAA          9,000   Indiana Univ. Rev., Student Fee, Zero Coupon, 8/01/06, AMBAC ......   No Opt. Call      5,666,310
AAA          2,270   Noblesville West Indpt. Sch. Bldg. Corp., G.O., 7.00%,
                         7/01/07, MBIA .................................................    1/01 at 102      2,484,288
AAA          5,000   Warsaw High Sch. Bldg. Corp., G.O., 6.90%, 7/01/05, MBIA ..........    7/00 at 102      5,374,900
                                                                                                           -----------
                                                                                                            13,525,498
                                                                                                           -----------
                     KENTUCKY--3.1%
                     Danville Multi-City Lease Rev., Swr. & Drain Sys., MBIA,
AAA          2,015      6.60%, 3/01/02+ ................................................   No Opt. Call      2,218,354
AAA          2,160      6.65%, 3/01/02+ ................................................   No Opt. Call      2,382,480
AAA          3,750   Kentucky Dev. Fin. Auth. Rev., Sisters of Charity, 6.60%,..........
                        11/01/06, MBIA .................................................   11/01 at 102      4,074,713
AAA          6,410   Kentucky St. Ppty. & Bldgs. Auth. Rev., Proj. 53, 6.625%,
                        10/01/07, MBIA..................................................   10/01 at 102      6,963,503
                                                                                                           -----------
                                                                                                            15,639,050
                                                                                                           -----------
                     LOUISIANA--6.9%
                     Jefferson Sales Tax Dist. Rev., FGIC,
AAA         21,000      Ser. A, 6.75%, 12/01/06 ........................................   12/02 at 100     22,893,150
AAA          4,000      Ser. B, 6.75%, 12/01/06 ........................................   12/02 at 100      4,352,680
AAA          3,500   Louisiana St., G.O., Ser. A, 6.50%, 5/01/07, AMBAC ................    5/02 at 102      3,833,305
AAA          5,250   New Orleans, G.O., Ref., Zero Coupon, 9/01/06, AMBAC ..............   No Opt. Call      3,309,075
                                                                                                           -----------
                                                                                                            34,388,210
                                                                                                           -----------
                     MASSACHUSETTS--5.2%
AAA          3,670   Mansfield, G.O., 6.65%, 1/15/07, AMBAC ............................    1/02 at 102      4,017,072
                     Massachusetts Bay Trans. Auth. Rev., Gen. Tran. Sys.,
AAA         20,015      Ser. A, 6.625%, 3/01/02+, MBIA .................................   No Opt. Call     21,838,366
                                                                                                           -----------
                                                                                                            25,855,438
                                                                                                           -----------
                                                 See Notes to Financial Statements.

                                                                  6

----------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                            OPTION
            AMOUNT                                                                               CALL          VALUE
  RATING*    (000)                                 DESCRIPTION                               PROVISIONS++    (NOTE 1)
----------------------------------------------------------------------------------------------------------------------

                     MICHIGAN--9.0%
                     Detroit Swr. Disp. Rev., FGIC,
AAA        $ 1,655      6.60%, 7/01/01+ ................................................   No Opt. Call    $ 1,817,405
AAA          1,765      6.65%, 7/01/01+ ................................................   No Opt. Call      1,941,412
AAA          1,880      6.70%, 7/01/01+ ................................................   No Opt. Call      2,067,681
AAA          3,750   Grand Rapids Wtr. Sply. Rev., 6.625%, 1/01/08, FGIC ...............    1/01 at 102      4,025,025
                     Michigan Mun. Bond Auth.,
AAA          5,000      G.O., Ser. D, Zero Coupon, 5/15/06, MBIA .......................   No Opt. Call      3,195,700
AAA          1,840      Local Gov't. Loan Prog., 6.35%, 11/01/06, AMBAC ................   11/04 at 102      2,024,754
                     Michigan St. Bldg. Auth. Rev.,
AAA         11,590      Ser. l, 6.75%, 10/01/07, MBIA ..................................   10/01 at 102     12,669,261
AAA          3,850      Ser. ll, 6.75%, 10/01/07, AMBAC ................................   10/01 at 102      4,208,512
AAA         11,940   Michigan St. Hosp. Fin. Auth. Rev., Sparrow Oblig. Grp.,
                        6.60%, 11/15/07, MBIA...........................................   11/01 at 102     12,955,855
                                                                                                           -----------
                                                                                                            44,905,605
                                                                                                           -----------
                     NEVADA--5.4%
AAA          6,210   Clark Cnty. Flood Ctrl., G.0., 6.40%,11/01/06, AMBAC ..............   11/01 at 101      6,669,167
                     Clark Cnty. Sch. Dist., G.O., Ser. A, MBIA,
AAA         11,000      6.70%, 3/01/06 .................................................    3/01 at 101     11,831,600
AAA          1,500      6.75%, 3/01/07 .................................................    3/01 at 101      1,613,280
                     Nye Cnty. Sch. Dist., G.O., BIG,
AAA          2,835      7.25%, 5/01/99+ ................................................   No Opt. Call      3,039,999
AAA          3,250   Reno Hosp. Auth. Rev., St. Mary Regl. Med. Ctr., 6.70%,
                        7/01/06, MBIA ..................................................    7/01 at 102      3,527,030
                                                                                                           -----------
                                                                                                            26,681,076
                                                                                                           -----------
                     NEW HAMPSHIRE--0.5%
AAA          2,310   New Hampshire High. Ed. Auth. Rev., Elliot Hosp. of Manchester,
                        6.70%, 10/01/06, AMBAC .........................................   10/02 at 102      2,507,667
                                                                                                           -----------
                     NEW JERSEY--16.1%
AAA         10,500   Elizabeth, G.O., 6.60%, 8/01/06, MBIA .............................    8/01 at 102     11,437,650
                     Howell Twp., Ref., G.O., FGIC,
AAA          7,715      6.70%, 1/01/06 .................................................    1/02 at 102      8,518,671
AAA          2,925      6.75%, 1/01/07 .................................................    1/02 at 102      3,229,288
                     New Jersey St. Hlth. Care Facs. Fin. Auth. Rev., Hackensack
                        Med. Ctr., FGIC,
AAA         12,755      6.65%, 7/01/06 .................................................    7/01 at 102     13,858,180
AAA          3,735      6.70%, 7/01/07 .................................................    7/01 at 102      4,050,533
AAA          1,765   New Jersey St. Hwy. Auth. Rev., Garden St. Pkwy., 6.15%,
                        1/01/07, AMBAC .................................................    1/02 at 102      1,889,574
AAA         30,000   New Jersey St. Tpk. Auth. Rev., Ser. C, 6.40%, 1/01/07, AMBAC .....  1/01 at 101.5     31,898,400
                     No. Jersey Dist. Wtr. Sply. Cmnty. Rev., MBIA,
AAA          2,525      Wanaque No. Proj., Ser. B, 6.50%, 11/15/06 .....................   11/01 at 102      2,741,468
AAA          1,065      Wanaque So. Proj., 6.50%, 7/01/06 ..............................    7/01 at 102      1,172,576
AAA          1,250   Warren Cnty. Poll. Ctrl. Fin. Auth. Rev., 6.55%, 12/01/06, MBIA ...   12/02 at 102      1,372,750
                                                                                                           -----------
                                                                                                            80,169,090
                                                                                                           -----------
                     NEW MEXICO--0.8%
AAA          3,535   Gallup Poll. Ctrl. Rev., 6.50%, 8/15/07, MBIA .....................    8/02 at 102      3,838,763
                                                                                                           -----------
                     NEW YORK--14.1%
AAA         10,000   New York City, G.O., Ser. E, 6.125%, 8/01/06, MBIA ................   No Opt. Call     10,822,600
AAA         11,100   New York City Mun. Wtr. Fin. Auth. Rev., Wtr. & Swr. Sys.,
                        Ser. A, FGIC,
                        6.15%, 6/15/07 .................................................  6/02 at 101.5     11,830,158
AAA          1,090      6.75%, 6/15/01+ ................................................   No Opt. Call      1,190,672
AAA          1,070      6.75%, 6/15/06 .................................................   No Opt. Call      1,151,898
AAA          1,340      7.00%, 6/15/01+ ................................................   No Opt. Call      1,475,782
AAA          1,320      7.00%, 6/15/07 .................................................    6/01 at 101      1,427,831
AAA         13,000   New York St., Ser. A, 7.00%, 8/01/07 ..............................  8/06 at 101.5     14,965,600


                                                 See Notes to Financial Statements.

                                                                  7

----------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                            OPTION
            AMOUNT                                                                               CALL          VALUE
  RATING*    (000)                                 DESCRIPTION                               PROVISIONS++    (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     NEW YORK (CONT'D)
AAA        $ 4,500   New York St. Environ. Facs. Corp., Poll. ,Ctrl. Rev., Ser. D,
                        6.40%, 5/15/06 .................................................   11/04 at 102   $  5,017,725
AAA         10,000   New York St. Hsg. Fin. Agcy. Rev., Ref., Hsg. Proj. Mtge., Ser. A,
                        5.50%, 11/01/06, FSA ...........................................    5/06 at 102     10,290,600
AAA          5,250   New York St. Urb. Dev. Corp. Rev., Ref. Cor., 5.625%, 1/01/07, AMBAC   1/03 at 102      5,486,460
AAA          6,000   Triborough Brdg. & Tunl. Auth. Rev., Ser. B, 6.70%, 1/01/08, FGIC .    1/01 at 102      6,498,720
                                                                                                           -----------
                                                                                                            70,158,046
                                                                                                           -----------
                     NORTH CAROLINA--1.3%
AAA          6,000   North Carolina Eastern Mun. Pwr. Agcy. Sys. Rev., Ser. B,
                        6.00%, 1/01/06, CAPMAC .........................................   No Opt. Call      6,403,620
                                                                                                           -----------
                     NORTH DAKOTA--0.4%
AAA          2,035   Grand Forks Hlth. Care Facs. Rev., United Hosp. Oblig. Grp.,
                        6.50%, 12/01/06, MBIA ..........................................   12/01 at 102      2,194,666
                                                                                                           -----------
                     PENNSYLVANIA--10.5%
AAA          6,200   Beaver Cnty. Hosp. Auth., 6.625%, 7/01/06, AMBAC ..................    7/02 at 102      6,781,436
AAA          1,500   Coatesville Sch. Dist., G.O., 6.60%, 3/01/01+, AMBAC ..............   No Opt. Call      1,608,240
AAA         10,000   Harrisburg Auth. Lease Rev., 6.625%, 6/01/01+, FSA ................   No Opt. Call     10,755,800
AAA          7,450   Pennsylvania St., G.O., Ser. A, 6.50%, 11/01/01+, FGIC ............   No Opt. Call      8,133,910
AAA          1,445   Pennsylvania St. Higher Ed. Rev., 6.75%, 7/01/01+, MBIA ...........   No Opt. Call      1,591,870
AAA          4,500   Pennsylvania St. Tpk. Auth. Rev., Ser. O, 5.80%, 12/01/07, FGIC ...   12/02 at 102      4,737,555
AAA          1,000   Philadelphia Arpt. Rev., Ref. Sys., Ser. A, 6.00%, 6/15/06, FGIC ..   No Opt. Call      1,073,900
                     Philadelphia Mun. Auth., Justice Lease Rev.,
AAA          1,550      Ser. A, 7.00%, 11/15/04, MBIA ..................................   11/01 at 102      1,711,216
AAA          2,370      Ser. B, 7.10%, 11/15/01+, FGIC .................................   No Opt. Call      2,654,684
                     Pittsburgh & Allegheny Cntys. Rev., AMBAC,
AAA          1,015      Ser. A, 6.50%, 7/15/06 .........................................    7/01 at 100      1,078,975
AAA            900      Ser. B, 6.50%, 7/15/06 .........................................    7/01 at 100        956,727
AAA          2,500   Schuylkill Cnty. Redev. Auth., Common Lease Rev., Ser. A,
                        7.00%, 6/01/07, FGIC ...........................................    6/02 at 101      2,736,325
                     Westmoreland Cnty., G.O., AMBAC,
AAA          7,800      6.70%, 8/01/01+ ................................................   No Opt. Call      8,444,514
                                                                                                           -----------
                                                                                                            52,265,152
                                                                                                           -----------
                     RHODE ISLAND--2.5%
AAA         11,220   Conv. Ctr. Auth. Rev., Ser. A, 6.60%, 5/15/01+, MBIA ..............   No Opt. Call     12,252,577
                                                                                                           -----------
                     SOUTH CAROLINA--2.1%
AAA          4,390   Piedmont Mun. Pwr. Agy. Elec. Rev., 6.85%, 1/01/07, FGIC ..........    1/01 at 102      4,758,101
AAA          5,100   Rock Hill Util. Sys. Rev., 6.50%, 1/01/07, FGIC ...................    1/01 at 102      5,458,836
                                                                                                           -----------
                                                                                                            10,216,937
                                                                                                           -----------
                     TENNESSEE--0.5%
AAA          2,350   Met. Nashville Arpt. Rev., Ser. C, 6.625%, 7/01/07, FGIC ..........    7/01 at 102      2,538,611
                                                                                                           -----------
                     TEXAS--15.7%
                     Austin Util. Sys. Rev.,
AAA          2,000      6.875%, 5/15/01+, AMBAC ........................................   No Opt. Call      2,203,380
AAA          2,220      Ref., Ser. A, 6.00%, 5/15/06, MBIA .............................   No Opt. Call      2,382,704
AAA          8,500   Cypress-Fairbanks Indpt. Sch. Dist., G.O., Zero Coupon,
                        8/01/06, AMBAC .................................................   No Opt. Call      5,408,720
AAA          5,800   El Paso Cnty. Tax Ref., G.O., Ser. B, 6.40%, 2/15/07, MBIA ........    2/02 at 100      6,184,888
                     Ft. Bend Cnty., Tax. Perm. Imprvt., G.O., FGIC,
AAA          3,375      6.60%, 9/01/02+ ................................................   No Opt. Call      3,688,166
                     Harris Cnty. Rev., Toll Rd. Sr. Lien, Ser. A, FGIC,
AAA          1,955      6.50%, 8/15/06 .................................................    8/02 at 102      2,141,644

                                                 See Notes to Financial Statements.

                                                                  8

----------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                            OPTION
            AMOUNT                                                                               CALL          VALUE
  RATING*    (000)                                 DESCRIPTION                               PROVISIONS++    (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     TEXAS (CONT'D)
AAA       $ 13,555      6.50%, 8/15/02+ ................................................   No Opt. Call   $ 14,957,401
AAA            590      6.50%, 8/15/07 .................................................    8/02 at 102        644,911
AAA         15,000   Houston Wtr. & Swr. Sys. Rev., Ser. B, 6.75%,12/01/08, FGIC .......   12/01 at 102     16,379,718
AAA          1,900   No. Central Texas Hlth. Fac. Dev. Corp. Rev., Children's
                        Med. Ctr. of Dallas, 6.375%, 10/01/06, MBIA ....................   10/01 at 102      2,031,575
AAA          1,550   No. Texas Wtr. Dist., 6.40%, 6/01/07, MBIA ........................    6/03 at 100      1,661,941
AAA          3,000   Round Rock Indpt. Sch. Dist., G.O., 6.75%, 8/15/01+, MBIA .........   No Opt. Call      3,255,570
AAA         15,000   Texas Mun. Pwr. Agy. Rev., Ref., Zero Coupon, 9/01/06, AMBAC ......   No Opt. Call      9,445,950
AAA          3,745   Texas St. Bldg. Fin. Auth. Rev., 7.00%, 2/01/01+, MBIA ............   No Opt. Call      4,056,172
AAA          3,395   Tyler Cnty. Hlth. Facs. Dev. Corp. Rev., Mother Francis Hosp.,
                        6.50%, 7/01/06, FGIC ...........................................    7/02 at 102      3,691,587
                                                                                                          ------------
                                                                                                            78,134,327
                                                                                                          ------------
                     WASHINGTON--4.1%
AAA          1,250   Snohomish Cnty. Pub. Util. Dist., Elec. Rev., 6.55%, 1/01/07, FGIC.    1/02 at 102      1,401,500
                     Snohomish Cnty. Sch. Dist., G.O., MBIA,
AAA          3,835      6.70%, 12/01/06 ................................................   12/01 at 100      4,146,632
AAA          4,145      6.75%,12/01/07 .................................................   12/01 at 100      4,481,408
                     Washington St. Pub. Pwr. Sply. Sys. Rev., Nuclear Proj. #2, Ser. A,
AAA         12,875      Zero Coupon, 7/01/06, MBIA .....................................   No Opt. Call      8,154,639
AAA          2,265      6.50%, 7/01/05, FGIC ...........................................    7/01 at 102      2,428,080
                                                                                                          ------------
                                                                                                            20,612,259
                                                                                                          ------------
                     WISCONSIN--0.6%
AAA          2,850   Wisconsin Hlth. & Ed. Fac. Auth., Columbia Hosp. Rev.,
                        6.50%, 11/15/06, MBIA ..........................................   11/01 at 102      3,081,391
                                                                                                          ------------
                     TOTAL LONG-TERM INVESTMENTS--143.9% (cost $659,792,603) ...........                   716,905,556

                     SHORT-TERM INVESTMENT**--0.0%
                     ALABAMA--0.0%
A1+            200   Birmingham, Alabama Medical Clinic Bd., Rev., Med.
                        Clinic Bd., 4.15%, 7/01/97, FRDD (cost $200,000) ...............           N/A         200,000
                                                                                                          ------------

                     TOTAL INVESTMENTS--143.9% (cost $659,992,603); Note 3 .............                   717,105,556
                     Other assets in excess of liabilities--1.2% .......................                     6,178,853

                     Liquidation value of preferred stock--(45.1%) .....................                  (225,000,000)
                                                                                                          ------------

                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ................                  $498,284,409
                                                                                                          ============

----------------
   + This bond is prerefunded. See glossary for definition.
  ++ Option call provisions: date (month/year) and price of the earliest option call or redemption. There may be other call provisions at varying prices at later dates.
   * Rating: using the higher of Standard & Poor's, Moody's or Fitch's rating. ** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS

            AMBAC      -- American Municipal Bond Assurance Corporation
            BIG        -- Bond Investors Guaranty Insurance Company
            CAPMAC     -- Capital Markets Assurance Corporation
            C.O.P.     -- Certificate of Participation
            CONNIE LEE -- College Construction Loan Insurance Association
            FGIC       -- Financial Guaranty Insurance Company
            FRDD       -- Floating Rate DailyDemand
            FSA        -- Financial Security Assurance
            G.O.       -- General Obligation Bond
            MBIA       -- Municipal Bond Insurance Association
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost
  $659,992,603) (Note 1) ..................................         $717,105,556
Receivable from investments sold ..........................           13,770,000
Interest receivable .......................................           12,048,568
Cash ......................................................               48,892
                                                                    ------------
                                                                     742,973,016
                                                                    ------------
LIABILITIES
Payable for investments purchased .........................           18,593,380
Dividends payable--common stock ...........................              261,074
Dividends payable--preferred stock ........................              204,811
Advisory fee payable (Note 2) .............................              208,853
Administration fee payable (Note 2) .......................               41,771
Other accrued expenses ....................................              378,718
                                                                    ------------
                                                                      19,688,607
                                                                    ------------
NET INVESTMENT ASSETS .....................................         $723,284,409
                                                                    ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ....................................         $    454,106
    Paid-in capital in excess of par ......................          421,119,385
  Preferred stock (Note 4) ................................          225,000,000
                                                                    ------------
                                                                     646,573,491

  Undistributed net investment income .....................           19,542,000
  Accumulated net realized gain ...........................               55,965
  Net unrealized appreciation .............................           57,112,953
                                                                    ------------
  Net investment assets, June 30, 1997 ....................         $723,284,409
                                                                    ============
  Net assets applicable to common
    shareholders ..........................................         $498,284,409
                                                                    ============
Net asset value per common share:
  ($498,284,409 divided by 45,410,639 shares of
  common stock issued and outstanding) ....................               $10.97
                                                                          ======

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME

Income
  Interest and discount earned ...........................         $ 21,469,981
                                                                   ------------



Expenses
  Investment advisory ....................................            1,252,687
  Auction agent ..........................................              278,000
  Administration .........................................              250,537
  Custodian ..............................................              101,000
  Reports to shareholders ................................               61,000
  Directors ..............................................               35,000
  Transfer agent .........................................               27,000
  Audit ..................................................               17,000
  Legal ..................................................                5,000
  Miscellaneous ..........................................              142,663
                                                                   ------------
Total expenses ...........................................            2,169,887
                                                                   ------------
Net investment income ....................................           19,300,094
                                                                   ------------




REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
  Net realized gain on investments .......................               52,921
  Net change in unrealized appreciation
    on investments .......................................             (842,250)
                                                                   ------------
  Net loss on investments ................................             (789,329)
                                                                   ------------



NET INCREASE IN NET INVESTMENT ASSETS
  RESULTING FROM OPERATIONS ..............................         $ 18,510,765
                                                                   ============

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
-----------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS          YEAR ENDED
                                                                         ENDED           DECEMBER 31,
                                                                     JUNE 30, 1997           1996
                                                                     --------------------------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS

Operations:
  Net investment income ...........................................   $  19,300,094    $  38,330,127
  Net realized gain on investments ................................          52,921          138,402
  Net change in unrealized appreciation on investments ............        (842,250)     (11,034,435)
                                                                      -------------    -------------

    Net increase in net investment assets resulting from operations      18,510,765       27,434,094
                                                                      -------------    -------------
Dividends and distributions:
  To preferred shareholders from net investment income ............      (3,948,725)      (7,850,109)
  To preferred shareholders from capital gains ....................              --          (30,359)
  To common shareholders from net investment income ...............     (13,963,637)     (27,819,265)
  To common shareholders from capital gains .......................              --         (108,032)
                                                                      -------------    -------------
    Total dividends and distributions .............................     (17,912,362)     (35,807,765)
                                                                      -------------    -------------

      Total increase (decrease) ...................................         598,403       (8,373,671)
                                                                      -------------    -------------

NET INVESTMENT ASSETS

Beginning of period ...............................................     722,686,006      731,059,677
                                                                      -------------    -------------
End of period .....................................................   $ 723,284,409    $ 722,686,006
                                                                      =============    =============

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------


                                                 SIX MONTHS
                                                   ENDED                      YEAR ENDED DECEMBER 31,
                                                 JUNE 30,    -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                    1997        1996       1995       1994         1993        1992
                                                  --------     -------     -----     -------      -------     ------
Net asset value, beginning of period ...........   $ 10.96    $ 11.14     $  9.98   $ 11.30      $ 10.04      $  9.56
                                                   -------    -------     -------   -------      -------      -------
  Net investment income ........................       .43        .84         .87       .83          .82          .82
  Net realized and unrealized gain (loss) on
    investments ................................      (.02)      (.24)       1.14     (1.39)        1.17          .42
                                                   -------    -------     -------   -------      -------      -------
Net increase (decrease) from investment
    operations .................................       .41        .60        2.01      (.56)        1.99         1.24
                                                   -------    -------     -------   -------      -------      -------
Dividends and distributions:
  Dividends from net investment income to:
    Preferred shareholders .....................      (.09)      (.17)       (.19)     (.14)        (.12)        (.15)
    Common shareholders ........................      (.31)      (.61)       (.62)     (.62)        (.61)        (.61)
  Distributions from capital gains to:
    Preferred shareholders .....................        --          *        (.01)       --           --           --
    Common shareholders ........................        --          *        (.03)       --           --           --
                                                   -------    -------     -------   -------      -------      -------
    Total dividends and distributions ..........      (.40)      (.78)       (.85)     (.76)        (.73)        (.76)
                                                   -------    -------     -------   -------      -------      -------
Net asset value, end of period** ...............   $ 10.97    $ 10.96     $ 11.14   $  9.98      $ 11.30      $ 10.04
                                                   =======    =======     =======   =======      =======      =======
Market value, end of period** ..................   $ 10.50    $ 10.25     $10.125   $ 8.875      $10.375      $ 10.00
                                                   =======    =======     =======   =======      =======      =======
TOTAL INVESTMENT RETURN+: ......................     5.48%      7.43%      21.67%    (8.89%)      10.01%       10.51%

RATIOS TO AVERAGE NET ASSETS
  OF COMMON SHAREHOLDERS++:
Expenses .......................................      .88%+++    .91%        .90%      .94%         .87%         .91%
Net investment income before preferred
  stock dividends ..............................     7.84%+++   7.75%       8.06%     7.91%        7.61%        8.43%
Preferred stock dividends ......................     1.61%+++   1.59%       1.83%     1.38%        1.11%        1.51%
Net investment income available to
  common stockholders ..........................     6.23%+++   6.16%       6.23%     6.53%        6.50%        6.92%

SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands) ...............................  $495,848   $494,667    $487,923  $475,529     $492,138     $441,368
Portfolio turnover rate ........................        9%         5%          9%       21%           1%          35%
Net assets of common shareholders,
  end of period(in thousands) ..................  $498,284   $497,686    $506,060  $453,407     $513,339     $455,954
Asset coverage per share of preferred
  stock, end of period# ........................  $ 80,365   $ 80,298    $ 81,243  $150,783     $164,075     $151,323
Preferred stock outstanding (in thousands) .....  $225,000   $225,000    $225,000  $225,000     $225,000     $225,000

----------
   * Actual amount paid to preferred shareholders was $0.0007 and to common shareholders was $0.0024.
  ** Net asset value and market value are  published in THE WALL STREET  JOURNAL each Monday.
   # A stock split occured on July 24, 1995 (Note 4).
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
  ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.
 +++ Annualized.

     The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1. ACCOUNTING            The  BlackRock  Municipal  Target  Term Trust Inc.
POLICIES                      (the  "Trust"),   a  Maryland   corporation  is  a
                              diversified   closed-end   management   investment
company. The Trust's investment objective is to manage a diversified portfolio of investment grade securities that will return $10 per share to investors on or about December 31, 2006 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends to common shareholders monthly from net investment income. Capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS            The Trust  has an  Investment  Advisory  Agreement
                              with  BlackRock  Financial  Management,  Inc. (the
"Adviser") a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly owned subsidiary of The Prudential Insurance Company of America.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.07% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO             Purchases  and  sales  of  investment  securities,
SECURITIES                    other  than  short-term  investments  for  the six
                              months ended June 30, 1997 aggregated  $66,607,020
and $61,898,172, respectively.

   The federal income tax basis of the Trust's investments at June 30, 1997 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $57,112,953 (gross unrealized appreciation $57,119,683 gross unrealized depreciation $6,730).

NOTE 4. CAPITAL               There  are 200  million  shares  of $.01 par value
                              common stock authorized.  Of the 45,410,639 common
shares outstanding at June 30, 1997, the Adviser owned 10,639 shares. As of June 30, 1997, there were 9,000 preferred shares outstanding as follows: Series W7-3,000, Series F7-3,000 and Series W28-3,000.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 21, 1991 the Trust reclassified 4,500 shares of common stock and issued 3 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series W7--1,500 shares, Series F7--1,500 shares and Series W28--1,500 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of preferred stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   Dividends on Series W7 and Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.90% to 4.375% during the six months ended June 30, 1997.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS             Subsequent   to  June  30,  1997,   the  Board  of
                              Directors  of the Trust  declared  dividends  from
undistributed earnings of $0.05125 per common share payable July 31, 1997 to shareholders of record on July 15, 1997.

   For the period July 1, 1997 to July 31, 1997 dividends and distributions declared on preferred shares totalled $579,024 in aggregate for the three outstanding preferred share series.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                            DIVIDENDREINVESTMENTPLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     The Annual Meeting of Trust Shareholders was held April 15, 1997 to vote on the following matters:

     (1) To elect two Directors to serve as follows:

         DIRECTOR                              CLASS     TERM      EXPIRING
         -------                               -----     -----     --------
         Ralph L. Schlosstein ................. II      3 years      2000
         Walter F. Mondale .................... II      3 years      2000

         Directors whose term of office continues beyond this meeting are Andrew
         F. Brimmer, Richard E. Cavanagh, Kent Dixon, Frank J. Fabozzi, Laurence
         D. Fink, James Grosfeld, and James Clayburn La Force, Jr.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1997. Shareholders elected the two Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                  VOTES FOR       VOTES AGAINST     ABSTENTIONS
                                                  ----------      -------------     -----------
         Ralph L. Schlosstein .................   36,751,978            0             338,798
         Walter F. Mondale ....................   36,611,552            0             479,225
         Ratification of Deloitte & Touche LLP.   36,603,603         155,186          331,987

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The Trust's investment objective is to provide current income exempt from regular federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2006.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. (BlackRock or the Adviser) is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on the New York or American Stock Exchanges, several open-end funds and over 125 separate accounts for various clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, N.A., one of the nations largest banking organizations.

WHAT CAN THE TRUST INVEST IN?
The Trust intends to invest substantially all of its assets in a diversified portfolio of tax-exempt Municipal Obligations which are rated Aaa by Moody's or AAA by S&P or are covered by insurance or a guaranty of the timely payment of both principal and interest from an entity having a Aaa or AAA rating or are determined by the Trust's adviser to be of comparable credit quality.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The primary investment strategy for the Trust is to seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2006. Accordingly, the majority of the Trust's assets are invested in securities which have maturities that are similar to the maturity date of the Trust. Most municipal securities, however, have optional redemption provisions (or "calls") which allow the issuer to redeem the bonds on specified dates prior to their maturity. While call features are more predictable than prepayments on mortgage-backed securities, they require additional active, management considerations for the Trust. If a portion of the Trust is invested in callable bonds, the yield to call date is analyzed instead of the yield to the maturity of the bond, and should the security be called, BlackRock will generally seek to reinvest the proceeds in additional assets with maturities which are not significantly longer than the remaining term of the Trust. In addition, in order to seek to earn back the underwriting discount and upfront expenses and have the ability to return the full initial investment at the end of the term, the Trust generally seeks to retain a small portion of the income earned on its portfolio each year.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:                 Investment  vehicle  which  initially  offers a fixed  number of  shares  and trades on a stock exchange.  The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                        When a fund's  net asset  value is greater  than its stock  price the fund is said to be trading at a discount.

DIVIDEND:                        Income   generated  by  securities  in  a  portfolio   and   distributed   to
                                 shareholders  after the deduction of expenses.  This Trust  declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:           Shareholders  may have all  dividends  and  distributions  of  capital  gains automatically reinvested into additional shares of the Trust.

MARKET PRICE:                    Price  per  share  of a  security  trading  in the  secondary  market.  For a closed-end  fund,  this is the price at which one share of the fund trades on the  stock  exchange.  If you were to buy or sell  shares,  you  would pay or receive the market price.

NET ASSET VALUE (NAV):           Net asset value is the total market value of all  securities and other assets held  by the  Trust,  plus  income  accrued  on its  investments,  minus  any liabilities  including  accrued  expenses,  divided  by the  total  number of outstanding  shares.  It is the underlying value of a single share on a given day.  Net asset value for the Trust is  calculated  weekly and  published  in
                                 Barron's on Saturday  and THE NEW YORK TIMES or THE WALL STREET  JOURNAL each
                                 Monday.

PREMIUM:                         When a fund's stock price is greater  than its net asset  value,  the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:              These securities are collateralized by U.S.  Government  securities which are held in escrow and are used to pay  principal  and interest on the tax exempt issue  and  retire  the bond in full at the date  indicated,  typically  at a premium to par.

-------------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
-------------------------------------------------------------------------------------




TAXABLE TRUSTS
-------------------------------------------------------------------------------------


                                                                  STOCK      MATURITY
PERPETUAL TRUSTS                                                  SYMBOL       DATE
                                                                  ------      ------
The BlackRock Income Trust Inc.                                    BKT          N/A
The BlackRock North American Government Income Trust Inc.          BNA          N/A


TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                 BBT         12/98
The BlackRock 1999 Term Trust Inc.                                 BNN         12/99
The BlackRock Target Term Trust Inc.                               BTT         12/00
The BlackRock 2001 Term Trust Inc.                                 BLK         06/01
The BlackRock Strategic Term Trust Inc.                            BGT         12/02
The BlackRock Investment Quality Term Trust Inc.                   BQT         12/04
The BlackRock Advantage Term Trust Inc.                            BAT         12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.          BCT         12/09





TAX-EXEMPT TRUSTS
-------------------------------------------------------------------------------------


                                                                  STOCK      MATURITY
PERPETUAL TRUSTS                                                  SYMBOL       DATE
                                                                  ------      ------
The BlackRock Investment Quality Municipal Trust Inc.              BKN          N/A
The BlackRock California Investment Quality Municipal Trust Inc.   RAA          N/A
The BlackRock Florida Investment Quality Municipal Trust           RFA          N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.   RNJ          N/A
The BlackRock New York Investment Quality Municipal Trust Inc.     RNY          N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                     BMN         12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.               BRM         12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.    BFC         12/08
The BlackRock Florida Insured Municipal 2008 Term Trust            BRF         12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.      BLN         12/08
The BlackRock Insured Municipal Term Trust Inc.                    BMT         12/10



                      IF YOU WOULD LIKE FURTHER INFORMATION
                 PLEASE CALL BLACKROCK AT (800) 227-7BFM (7236)
                     OR CONSULT WITH YOUR FINANCIAL ADVISOR.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT/TAX
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center 3
100 Mulberry Street
Newark, NJ07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171 (800) 699-1BFM

AUCTION  AGENT Bankers Trust Company 4
Albany Street New York, NY 10006

INDEPENDENT  AUDITORS
Deloitte & Touche LLP Two
World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

                      The accompanying financial statements
                   as of June 30, 1997, were not audited and,
                  accordingly, no opinion is expressed on them.

                  This report is for shareholder information.
                This is not a prospectus intended for use in the
                       purchase or sale of any securities.

                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                                Gateway Center 3
                               100 Mulberry Street
                              Newark, NJ07102-4077
                                                                     092476-10-5
                                                                     092476-20-4
                                                                     092476-30-3
                                                                     092476-40-2
[Logo] Printed on recycled paper






THE BLACKROCK
MUNICIPAL TARGET
TERM TRUST INC.
================================================================================
SEMI-ANNUAL REPORT
JUNE 30, 1997